Dear Pax World Shareholder:

     On September 27, 1996, shareholders of the Fund approved the sale of Pax World Management Corp. to members of the Shadek family. Laurence A. Shadek, a graduate of Franklin and Marshall College (BA) and New York University's Graduate School of Business Administration (MBA), became a Director and Chairman of the Board. The offices of the Fund continue to be located in Portsmouth, NH where Anthony S. Brown (a co-founder of the Fund) continues as Treasurer and Portfolio Manager. The transition in management is going smoothly. Plans continue for the creation of a socially responsible growth fund.

     Although stocks posted solid returns in 1996 in response to low inflation, low unemployment, and good profit margins, these very same factors generated inflation fears resulting in uncertainty in both the bond and equity markets. The market experienced extreme volatility with some intra-day swings of over 100 Dow points. For example, on the last day of the year, the Dow Industrials lost over 101 points. Your management, seeking to lessen the risk in the portfolio, reallocated assets toward short-term government agency bonds. This move resulted in reducing the portfolio risk to about sixty percent of the risk in the market.

     On page two of this report, you will find an interview with Anthony S. Brown, Portfolio Manager, who discusses your management's strategy for dealing with the 1996 market and compares the Fund's total return with several market indices. As a balanced fund, Pax World Fund practices value investing. The Portfolio Manager seeks to invest in high quality companies with good fundamentals, and whose shares are of good value when their prices become depressed. An example would be Pfizer, Inc. where the gain has been 120%.

     In an article entitled, "Best Mutual Funds for Your Money Now" that appeared in the December 23, 1996 issue of Fortune Magazine, Pax World was listed number two among balanced funds in the study. We must try harder. This article took into account sales load, annual expenses, turnover, consistency of management, and total return over the last three years. During that time period, Pax World's yearly total return averaged 13.53%.

     A balanced fund has several advantages for the investor seeking income, long-term growth, and less risk than market risk as a whole. During times of high market volatility, if you can leave your money invested over the long term, you can avoid the results of the high volatility that may accompany the stock market in the short term. Also, a balanced fund offers diversification in both equities and bonds that helps to manage some of the market risk.

     Whatever your investment horizon, it makes good sense to develop a regular investment plan. You may do this by practicing dollar cost averaging, investing a regular amount at the same time each month or each quarter. Pax World has made this easy to do by creating the Fund's "Automatic Investment Plan." A free packet explaining the "Plan" is available by calling the Fund at 1-800-767-1729.

     You will find on pages two and three of this report information that gives a quick overview of the Fund's performance, holdings, diversifications, and allocation of assets. In the box on the back panel of this Annual Report you will find the Fund's total return for the periods of 1, 5, 10, and 15 years annualized and cumulative.

     It is always a  pleasure  to  welcome  shareholders  to the  Fund's  Annual
Meeting that will be held in Boston on June 12, 1997 at State Street Bank & Trust Company, 225 Franklin Street. Plan now to attend.

     Thank you for your continued support of socially responsible investing.

                                            On behalf of the Directors,

                                            Luther E. Tyson
                                            President
January 10, 1997






QUESTIONS AND ANSWERS - ANTHONY S. BROWN, PORTFOLIO MANAGER

Q.  What factors affected Pax World's performance during the past year?

A. The Fund under-performed the stock market during 1996 for the following reasons:
    A) We took a conservative stance and allocated 40% of the overall portfolio to high grade, relatively short term Federal Government Agency Bonds during the year to protect the shareholders against possible downside risk in the market.
    B) The stock market favored the "High Tech" sector of the market during the year where the Fund portfolio is lacking because of high risk and social criteria factors.
Q.  How did Pax World's portfolio perform in 1996?
A. The Fund's portfolio finished the year with a total return to shareholders of 10.36%.

                                             Total Return for 1996

    PAX WORLD FUND                                  +10.36%
    LIPPER BALANCED FUND INDEX                      +13.01%
    STANDARD & POOR S 500 INDEX                     +22.98%
    DOW JONES COMPOSITE INDEX                       +19.60%
    NYSE COMPOSITE INDEX                            +19.10%

     (The returns on the first three named items reflect reinvested dividends. There are no reinvested figures for the last two items.)

Q.  What has your investment strategy been during this period?
A. As the stock market continued to rise during this period, we continued to lighten up on the equity side of the portfolio and transferred the proceeds into 3 to 5 year maturity bonds. We felt the market was over priced and still do, so we chose this method to protect the shareholders somewhat from a market correction.
Q.  What are some examples of stocks you purchased during the year?
A. New positions were taken in only one company during 1996: AirTouch Communications, Inc. All other new positions were taken in various Government Agency Bond issues.



SECURITY DIVERSIFICATION, 12/31/96

U.S. Government Agency Bonds: 41%
Natural Gas: 12%
Pharmaceuticals: 12%
Retail: 11%
Food: 9%
Other: 9%
Telecommunications: 6%


ASSET ALLOCATION, 12/31/96

Common Stocks: 57%
U.S. Government Agency Bonds: 41%
Cash & Receivables: 2%









TEN YEAR ANNUAL REVIEW
HISTORICAL
                    Pax World Fund, Inc.      Lipper Balanced Fund Index
1986                       $10,000                      $10,000
1987                       $10,258                      $10,203
1988                       $11,409                      $10,989
1989                       $13,901                      $13,134
1990                       $14,946                      $13,065
1991                       $17,026                      $15,681
1992                       $17,089                      $16,393
1993                       $16,984                      $17,560
1994                       $17,249                      $17,340
1995                       $20,168                      $19,799
1996                       $21,204                      $21,100

*Pax World Fund, Inc.
10.36%1 year total return
 7.82%  5 year avg. total return
10.76%10 year avg. total return

Lipper Balanced Fund Index
13.01%  1 year total return
10.84%  5 year avg. total return
11.10%  10 year avg. total return

* The cumulative total return (compounding reinvested dividends and capital gains) of Pax World Fund over the past ten years was 177.77%. A $10,000 investment would have grown to $27,777.

The line graph on the above chart for Pax World Fund was adjusted to exclude the result of cumulatively compounding earnings from dividends and capital gains. The Lipper Balanced Fund Index also excludes compounding.

PORTFOLIO HIGHLIGHTS
One Year ended 12/31/96

TEN LARGEST STOCK HOLDINGS, 12/31/96
                                          Percent of
Company                                   Net Assets
Merck & Co., Inc. .....................      5.4%
H.J. Heinz Co. ........................      4.1%
Peoples Energy Corp. ..................      3.6%
Toys R Us Inc. ........................      3.5%
Brooklyn Union Gas Co. ................      3.4%
Bay State Gas Co. .....................      3.0%
Gap Inc.  .............................      2.9%
NYNEX Corp. ...........................      2.8%
Wal-Mart Stores Inc....................      2.7%
CPC International Inc. ................      2.6%

TOTAL                                        34.0%








KEY STATISTICS, 12/31/96

12 Month Total Return.........................10.36%

Net Increase in Net Assets Resulting
from Operations........................$49.1 million

Total Net Assets......................$513.4 million






                          PAX WORLD FUND, INCORPORATED
                             SCHEDULE OF INVESTMENTS
                                December 31, 1996



                                                             NUMBER OF                              PERCENT OF
    NAME OF ISSUER AND TITLE OF ISSUE                         SHARES               VALUE            NET ASSETS


                    COMMON STOCKS

    CONSUMER PRODUCTS
      Colgate-Palmolive Co. ........................           50,000         $  4,612,500
      Liz Claiborne, Inc. ..........................          190,000            7,338,750
                                                                             -------------
                                                                                11,951,250              2.3%
                                                                             -------------

    ELECTRIC UTILITY
      Teco Energy, Inc..............................          200,000            4,825,000              1.0
                                                                             -------------

    FOOD
      CPC International, Inc. ......................          175,000           13,562,500
      General Mills, Inc. ..........................          200,000           12,675,000
      H.J. Heinz Co. ...............................          600,000           21,450,000
                                                                             -------------
                                                                                47,687,500             9.3

    HOME IMPROVEMENT PRODUCTS
      Masco Corp....................................          100,000            3,600,000              .7
                                                                             -------------

    LOANS - STUDENT
      Student Loan Marketing Association...........            42,600            3,967,125              .8
                                                                             -------------

    MAILING EQUIPMENT...............................
      Pitney Bowes, Inc. ...........................          166,700            9,085,150             1.8
                                                                             -------------

    NATURAL GAS
      Bay State Gas Co. ............................          553,800           15,644,850
      Brooklyn Union Gas Co. .......................          587,600           17,701,450
      Enron Corp. ..................................          250,000           10,781,250
      Peoples Energy Corp. .........................          551,900           18,695,612
                                                                            --------------
                                                                                62,823,162           12.2
                                                                            --------------

    PACKAGING
      Bemis Co., Inc................................           50,000            1,843,750             .4
                                                                             -------------

    PHARMACEUTICALS
      Bristol-Myers Squibb Co. .....................          100,000           10,875,000
      Johnson & Johnson ............................          236,400           11,760,900
      Merck & Co., Inc. ............................          350,000           27,737,500
      Pfizer, Inc. .................................          118,900            9,853,838
                                                                             -------------
                                                                                60,227,238           11.7
                                                                             -------------

    RETAIL
      Darden Restaurants, Inc. .....................          592,400            5,183,500
      Gap, Inc. ....................................          500,000           15,062,500
      Home Depot, Inc. .............................          150,000            7,518,750
      Toys R Us, Inc................................          600,000           18,000,000
      Wal-Mart Stores, Inc..........................          600,000           13,725,000
                                                                              ------------
                                                                                59,489,750          11.6
                                                                              ------------








PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, continued


                                                             NUMBER OF                              PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                             SHARES               VALUE            NET ASSETS


         COMMON STOCKS, continued

    TELECOMMUNICATIONS
      AirTouch Communications, Inc. ................          300,000      $     7,575,000
      BellSouth Corp. ..............................          100,000            4,037,500
      NYNEX Corp. ..................................          300,000           14,437,500
      U.S. West, Inc. - Communications Group........          200,000            6,450,000
                                                                             -------------
                                                                                32,500,000             6.3%
                                                                             -------------           ------

    TOTAL COMMON STOCKS ............................                           297,999,925            58.1%
                                                                             -------------           ------

                                                           PRINCIPAL
    GOVERNMENT AGENCY BONDS                                 AMOUNT

    Federal Farm Credit Banks Consolidated
      7.750%, due December 9, 1997 .................      $10,000,000           10,187,790
    Federal Home Loan Bank System
      5.660%, due November 9, 1998..................        7,000,000            6,960,590
      5.025%, due February 23, 1999................         9,000,000            8,821,440
      5.825%, due March 12, 1999....................       10,000,000            9,935,900
      5.880%, due March 19, 1999....................       13,000,000           12,955,280
      5.660%, due January 12, 2000..................        5,000,000            4,921,850
    Federal National Mortgage Association
      7.600%, due January 10, 1997..................       10,000,000           10,003,100
      6.050%, due November 10, 1997.................       14,000,000           14,043,484
      7.510%, due November 14, 1997.................       10,000,000           10,155,560
      5.620%, due February 10, 1999.................       10,000,000            9,852,390
      5.230%, due February 24, 1999.................        8,000,000            7,840,560
      6.110%, due September 20, 2000................       12,000,000           11,936,280
      6.080%, due September 25, 2000................        5,000,000            4,968,750
      5.820%, due December 5, 2000..................       15,000,000           14,756,250
      6.340%, due December 20, 2000.................        8,000,000            7,928,720
      5.370%, due February 7, 2001..................       20,000,000           19,315,600
      5.410%, due February 13, 2001.................       10,000,000            9,670,300
      5.360%, due February 16, 2001.................       10,000,000            9,651,600
      6.710%, due July 24, 2001.....................        7,000,000            7,090,790
      7.040%, due September 24, 2001................       11,000,000           11,084,260
    International Bank for Reconstruction
     & Development
        5.875%, due July 16, 1997...................       10,000,000           10,015,600
                                                                            --------------

    TOTAL GOVERNMENT AGENCY BONDS                                              212,096,094            41.3%
                                                                            --------------          -------

          TOTAL INVESTMENTS ........................                           510,096,019            99.4

    Cash and receivables, less liabilities.........                              3,336,926              .6
                                                                            --------------          -------

          NET ASSETS...............................                           $513,432,945           100.0%
                                                                            --------------          -------
    See notes to financial statements.





                      PAX WORLD FUND, INCORPORATED
                   STATEMENT OF ASSETS AND LIABILITIES
                            December 31, 1996





                                 ASSETS

Investments, at value - note A
  Common stocks (cost - $220,473,813) ..............................   $297,999,925
  Bonds (cost - $214,008,870) ......................................    212,096,094
                                                                       ------------
                                                                        510,096,019

Cash ...............................................................      4,468,131

Receivables
  Dividends and interest ...........................................      4,605,618
                                                                       ------------
    Total assets ...................................................    519,169,768
                                                                       ------------

                               LIABILITIES

Payables
  Capital stock reacquired .........................................      5,274,181

Accrued expenses
  Investment advisory fee ..........................................        222,908
  Transfer agent fee ...............................................        130,000
  Other accrued expenses ...........................................        109,734
                                                                       ------------

    Total liabilities ..............................................      5,736,823
                                                                       ------------

      Net assets (equivalent to $16.56 per share based on
       31,008,406 shares of capital stock outstanding) - note E ....   $513,432,945
                                                                       ------------

      Net asset value, offering price and redemption price per share
       ($513,432,945 / 31,008,406 shares outstanding) ..............   $      16.56
                                                                       ------------


    See notes to financial statements.






                          PAX WORLD FUND, INCORPORATED
             STATEMENT OF OPERATIONS - Year Ended December 31, 1996


    Investment income
      Income - note A
        Dividends ................................................                        $   8,723,197
        Interest..................................................                           11,735,322
                                                                                             ----------
          Total income ...........................................                           20,458,519

      Expenses
        Investment advisory fee - note B .........................     $2,553,873
        Transfer agent fee .......................................        756,988
        Distribution expenses - note D ...........................        502,260
        Custodian fees - note F ..................................        142,038
        Printing .................................................        137,012
        State taxes ..............................................        111,652
        Legal fees and related expenses - note B..................         57,832
        Audit fees ...............................................         54,435
        Directors  fees and expenses - note B                              48,784
        Registration fees ........................................         48,763
        Other.....................................................         32,649
                                                                      -----------
          Total expenses .........................................      4,446,286
          Less: Fees paid indirectly - note F ....................        138,618
                                                                      -----------
             Net expenses ........................................                            4,307,668
                                                                                           ------------
          Investment income - net ................................                           16,150,851
                                                                                            -----------
    Realized and unrealized gain on investments - note C
      Net realized gain on investments ...........................                           26,195,518
      Change in unrealized appreciation of investments
        for the year..............................................                            6,708,027
                                                                                            -----------
          Net gain on investments ................................                           32,903,545
                                                                                            -----------
          Net increase in net assets resulting from operations ...                          $49,054,396
                                                                                            -----------


     See notes to financial statements.





                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended December 31
                                                                                     ----------------------
                                                                                  1996                   1995
                                                                                  -----                 -----
Increase in net assets...........................................
  Operations
   Investment income - net ......................................           $  16,150,851        $  14,647,876
   Net realized gain on investments .............................              26,195,518           11,853,476
   Change in unrealized appreciation of investments                             6,708,0278           83,655,967
                                                                             ------------          -----------
    Net increase in net assets resulting from operations.........              49,054,396          110,157,319
Net equalization (debits) .......................................                 (38,061)            (143,513)
Distributions to shareholders from
 Investment income - net ($.55 and $.79 per share,
  respectively) - note A ........................................             (16,099,745)         (22,242,270)
 Net realized gain on investments
 ($.892 and $.14 per share, respectively) - note A (26,195,473)..              (3,936,953)
Capital share transactions - note E .............................              29,735,468            4,892,325
                                                                            -------------        -------------
   Net increase in net assets....................................              36,456,585           88,726,908
Net assets
 Beginning of year ..............................................             476,976,360          388,249,452
                                                                            -------------       --------------
 End of year (including undistributed investment
  income - net of $332,132 and $319,087, respectively)...........            $513,432,945         $476,976,360
                                                                             ------------         ------------


See notes to financial statements.






                          PAX WORLD FUND, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996

NOTE A - ACCOUNTING POLICIES

      Pax World Fund, Incorporated (the "Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

      Valuation of Investments: Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively.

      Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      Equalization: The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

      Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

      Distributions to Shareholders: All distributions to shareholders are recorded by the Fund on the ex-dividend dates. In accordance with the Internal Revenue Code and applicable Revenue Rulings, the amount of the 1995 distribution which could be designated as a capital gain dividend ($11,855,124) was reduced by $7,918,171, the amount of the 1994 capital loss carryover utilized in 1995. The resulting distribution designated as a capital gain dividend was $3,936,953. The 1995 distribution of net investment income, correspondingly, was increased by $7,918,171.

      Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Other:   The  Fund  follows   industry   practice  and  records   security
transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has an investment advisory agreement ("Agreement") with Pax World Management Corp. ("Adviser") which provides for payment by the Fund of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Another two officers of the Fund, who are not directors of the Fund, are also officers of the Adviser. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1-1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1996 or 1995.

      All Directors are paid by the Fund for attendance at directors' meetings.

      During 1996, the Fund incurred legal fees and related expenses of $57,832 with William M. Prifti, Esq., general counsel for the Fund. Mr. Prifti is Secretary of the Fund.

      All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during 1996 totalled $68,224 (18.6% of total 1996 commissions). Of this amount, $22,630 was paid subsequent to the siblings' purchase of Adviser's capital stock on September 27, 1996 (48.8% of total commissions paid during the September 27, 1996 to December 31, 1996 period).







PAX WORLD FUND, INCORPORATED -  NOTES TO FINANCIAL STATEMENTS,  continued

NOTE C - INVESTMENTS

      Purchases and proceeds from 1996 sales of investments, other than U.S. Government agency bonds, aggregated $33,703,227 and $117,286,271, respectively. Purchases and proceeds from 1996 sales and maturities of U.S. Government agency bonds aggregated $141,778,479 and $52,000,000, respectively.

      Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1996 would have been approximately the same

      For Federal income tax purposes, the identified cost of investments owned at December 31, 1996 was $434,482,683.

NOTE D - DISTRIBUTION EXPENSES

      The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses of up to twenty-five one hundredths of one percent (.25%) per annum of its average daily net assets to finance activity which is primarily intended to result in the sale of Fund shares. Such expenses include (but are not limited to) travel and telephone expenses, preparation and distribution of sales literature and advertising, and compensation to be paid to and expenses to be incurred by officers, directors and/or employees of the Fund or other third parties for their distributional services, if sales of the Fund are made by such third parties during a fiscal year. The Board may terminate the plan at any time with no penalty to the Fund. If the plan is terminated, the payment of fees to third parties would be discontinued at that time.

NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock were as follows:


                                                            Year Ended                         Year Ended
                                                            ----------                         ----------
                                                         December 31, 1996                  December 31, 1995
                                                         -----------------                  -----------------
                                                       Shares         Dollars            Shares          Dollars
                                                       ------         -------            ------          -------
Shares sold ...................................      3,151,719     $ 52,809,366        2,834,187      $ 42,166,166
Shares issued in reinvestment of dividends.....      2,360,551       39,060,319        1,512,585        24,008,199
                                                   ------------   -------------      -----------      ------------
                                                     5,512,270       91,869,685        4,346,772        66,174,365
Shares redeemed...............................      (3,704,015)     (62,134,217)      (4,146,698)      (61,282,040)
                                                    -----------     ------------      -----------      -----------

Net increase...................................      1,808,255     $ 29,735,468           200,074      $ 4,892,325
                                                   ------------    ------------        ----------      -----------


The components of net assets at December 31, 1996, are as follows:

Paid-in capital (75,000,000 shares of $1 par value authorized)..........................         $445,407,251
Undistributed investment income.........................................................              332,132
Excess distribution of capital gains....................................................               (1,603)
Accumulated prior years  net realized losses on investments.............................           (7,918,171)
Net unrealized appreciation of investments..............................................           75,613,336
                                                                                                -------------

Net assets..............................................................................         $513,432,945
                                                                                                 ------------


NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

    State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances mantained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.





                          PAX WORLD FUND, INCORPORATED
                              FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING).


                                                           Year Ended December 31
                                                           ----------------------

                              1996      1995      1994      1993     1992     1991     1990     1989       1988     1987
                              ------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ....    $16.33   $13.39    $13.55    $14.27   $14.99   $13.97    $13.98   $11.92    $11.58    $13.19
                             ------   ------    ------    ------   ------   ------    ------   ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS
Investment income  - net.      .550      .80      .49       .51      .64       .82       .60      .61       .61       .55
Realized and unrealized
   gain (loss) on
   investments - net....      1.122     3.07    (.15)     (.66)     (.39)     2.17       .86     2.32       .71     (.15)
                             ------  ------- --------  --------  --------  -------   -------  -------   -------  -------
Total from investment
   operations  ..........     1.672     3.87       .34     (.15)      .25     2.99      1.46     2.93      1.32       .40
                              -----   ------  --------  -------- --------   ------   -------  -------   -------   -------
Less distributions
Dividends from net
   investment income.....      .550       .79(A)  .50       .50      .67       .77       .61      .62       .61      .75
Distributions from
   realized gains .......      .892       .14(A)    -       .07      .13      1.04       .84      .25       .37      1.24
Tax return of capital....         -        -         -         -      .17      .16       .02        -         -       .02
                           -------- -------- --------- --------- --------  -------   ----------------  --------   -------
Total distributions......     1.442      .93       .50       .57      .97     1.97      1.47      .87       .98      2.01
                              -----  -------  --------   ------- --------  -------   -------  -------    ------   -------
Net asset value,
   end of year  .........   $ 16.56  $ 16.33   $ 13.39   $ 13.55  $ 14.27  $ 14.99    $13.97  $ 13.98   $ 11.92   $ 11.58
                            -------  -------   -------   -------  -------  -------    ------  -------   -------   -------
2. TOTAL RETURN .........    10.36%   29.19%     2.65%   (1.05)%      .6%    20.8%     10.5%    24.9%     11.5%      2.6%

3. RATIOS AND SUPPLEMENTAL DATA
Ratio of total expenses
   to average net
   assets (B)  ..........      .89%     .97%      .98%      .94%     1.0%     1.2%      1.2%     1.1%      1.1%      1.1%
Ratio of investment
   income - net to
   average net assets...      3.24%    3.44%     3.66%     3.63%     3.7%     5.1%      5.4%     5.8%      5.0%      4.1%
Portfolio turnover rate      34.55%   28.44%    25.45%    22.15%    17.4%    25.7%     38.9%    37.4%     57.5%    123.9%
Average commission
   rate paid (C).........   $ .0599 $ .0714
Net assets, end
   of year (`000s)......   $513,433 $476,976  $388,249  $462,762 $469,275 $270,488  $119,831 $ 93,030  $ 73,650  $ 65,787
Number of capital
   shares outstanding,
   end of year (`000s)...    31,008   29,200    29,000    34,142   32,878   18,042     8,576     6,653     6,177     5,683
                           -------- --------  --------  -------- -------- ------------------------------------------------

(A) Reference is made to note A to the financial statements.
(B) In order to conform to current disclosure requirements, the 1996 and 1995 ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratios for prior years were based upon net expenses and are not required to be restated.
(C) The 1996 and 1995 average commission rates are presented to conform to current disclosure requirements. This disclosure was not required in prior years and has not been computed for the prior years.








                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
Pax World Fund, Incorporated

    We have audited the statement of assets and liabilities of Pax World Fund, Incorporated, including the schedule of investments, at December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Fund, Incorporated at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Pannell Kerr Forster, P.C.

January 17, 1997






            PAX WORLD FUND, INCORPORATED
                222 State Street
            Portsmouth, NH 03801-3853
                 1-800-767-1729
                 www.paxfund.com


A NO-LOAD DIVERSIFIED FUND

Transfer and Disbursing Agent
PFPC, Inc.
P.O. Box 8950
Wilmington, DE 19899

General Counsel
William M. Prifti, Esq.
220 Broadway
Suite 204
Lynnfield, MA 01940

Independent Auditors
Pannell Kerr Forster, P.C.
125 Summer Street
Boston, MA 02110

Investment Adviser
Pax World Management Corp.
222 State Street
Portsmouth, NH 03801-3853
1-800-767-1729

All account inquiries should be addressed to:
Pax World Fund, Inc.
P.O. Box 8930
Wilmington, DE 19899-8930

For Shareholder Account Information:
1-800-372-7827

              PAX WORLD FUND, INC
                  TOTAL RETURN

           Annualized     Cumulative
1 Year        10.36%          10.36%
5 Years        7.82%          45.71%
10 Years      10.76%         177.77%
15 Years      12.67%         498.20%


                       ANNUAL
                       REPORT
                  DECEMBER 31, 1996